EXHIBIT 77Q1 to Neuberger Berman Income
Opportunity Fund Inc. NSAR 10/31/09

File Number: 81121334
CIK Number: 0001227699

SubItem 77Q1(e)

Copies of Current Investment Advisory Contracts

MANAGEMENT AGREEMENT

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

       This Agreement is made as of May 13, 2009, between Neuberger Berman Income Opportunity
Fund Inc., a Maryland corporation (Fund), and
Neuberger Berman Management LLC, a Delaware limited liability company (Manager).

       WITNESSETH:

       WHEREAS, Fund is registered under the Investment
Company Act of 1940, as amended (1940
Act), as a closedend, nondiversified management investment company; and

       WHEREAS, Fund desires to retain the Manager as investment adviser to furnish the investment advisory and portfolio management services described herein and the Manager is willing to furnish such services;

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

       1.	Services of the Manager.

       1.1	Investment Management Services.  The
Manager shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;
provided, that the Manager will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Manager with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

       The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a22(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a22(T)(a)(2)(iv).

       The Manager shall carry out its duties with respect to the Funds investments in accordance with applicable law and the investment objectives, policies and restrictions of the Fund adopted by the directors of Fund (Directors), and subject to such further limitations as the Fund may from time to time impose by written notice to the Manager.

      1.2	The Manager can use any of the
officers and employees of Neuberger Berman
LLC to provide any of the noninvestment advisory services described herein, and can subcontract to third parties, provided the Manager remains as fully responsible to the Fund under this contract as if the Manager had provided services directly.

       2.	Expenses of the Fund.

       2.1	Expenses to be Paid by the Manager.
The Manager shall pay all salaries, expenses and fees of the officers, directors and employees of the Fund who are officers, directors or employees of the Manager.

       In the event that the Manager pays or assumes any expenses of the Fund not required to be paid or assumed by the Manager under this Agreement, the Manager shall not be obligated hereby to pay or assume the same or any similar expense in the future;
provided, that nothing herein contained shall be deemed to relieve the Manager of any obligation to the Fund under any separate agreement or arrangement between the parties.

       2.2	Expenses to be Paid by the Fund.  The
Fund shall bear the expenses of its operation, except those specifically allocated to the Manager under this Agreement or under any separate agreement between the Fund and the Manager. Subject to any separate agreement or arrangement between the Fund and the Manager, the expenses hereby allocated to the Fund, and not to the Manager, include, but are not limited to:

       2.2.1	Custody.  All charges of depositories,
custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

       2.2.2	Stockholder Servicing.  All expenses
of maintaining and servicing Stockholder accounts, including but not limited to the charges of any Stockholder servicing agent, dividend disbursing agent or other agent engaged by the Fund to service Stockholder accounts.

       2.2.3	Stockholder Reports.  All expenses of preparing,
setting in type, printing and distributing reports and other communications to Stockholders of the Fund.

       2.2.4	Pricing and Portfolio Valuation.  All
expenses of computing the Funds net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Funds investment portfolio.

       2.2.5	Communications.  All charges for equipment
or services used for communications
between the Manager or the Fund and any custodian, Stockholder servicing agent, portfolio accounting services agent, dividend disbursing agent, dividend reinvestment plan agent or other agent engaged by the Fund.

       2.2.6	Legal and Accounting Fees.  All charges
for services and expenses of the Funds legal counsel and independent auditors.

       2.2.7	Directors Fees and Expenses.  All
compensation of Directors other than those affiliated with the Manager, all expenses incurred in connection with such unaffiliated Directors services as Directors, and all other expenses of meetings of the Directors or committees thereof.

       2.2.8	Stockholder Meetings.  All expenses
incidental to holding meetings of Stockholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

       2.2.9	Bonding and Insurance.  All expenses
of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Directors, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by the Directors.

       2.2.10	Brokerage Commissions.  All brokers
commissions and other charges incident to the purchase, sale or lending of the Funds portfolio securities.

       2.2.11	Taxes.  All taxes or governmental fees
payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

       2.2.12	Trade Association Fees.  All fees,
dues and other expenses incurred in connection with the Funds membership in any trade association or other investment organization.

       2.2.13	Nonrecurring and Extraordinary
Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to Funds officers, Directors and agents.

       2.2.14	Organizational Expenses and Offering
Expenses for Common Stock.  Any and all
organizational expenses of the Fund and any and all offering expenses for shares of the Funds common stock paid by the Manager shall be reimbursed by the Fund if and at such time or times agreed by the Fund and the Manager.

      2.2.15	Expenses of Listing on a National
Securities Exchange. Any and all expenses of listing and maintaining the listing of shares of the Funds common stock on any national securities exchange.

       2.2.16	Offering Expenses for any Preferred
Stock. Any and all offering expenses (including rating agency fees) for any preferred stock of the Fund paid by the Manager shall be reimbursed by the Fund if and at such time or times agreed by the Fund and the Manager.

       2.2.17	Dividend Reinvestment Plan.  Any and all
expenses incident to any dividend reinvestment plan.

       2.2.18	Interest.  Such interest as may accrue on
borrowings of the Fund.

       3.	Advisory Fee.

       3.1	Fee.  As compensation for all services
rendered, facilities provided and expenses paid or assumed by the Manager under this Agreement, the Fund shall pay the Manager an annual fee equal to 0.60% of the Funds average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (Managed Assets).

       3.2	Computation and Payment of Fee.  The
advisory fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accruals shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the annual advisory fee rate, and multiplying this product by the Managed Assets of the Fund, determined in the manner established by the Directors, as of the close of business on the last preceding business day on which the Funds net asset value was determined.

       4.	Ownership of Records.

       All records required to be maintained and preserved by the Fund pursuant to the provisions or rules or regulations of the Securities and Exchange
Commission under Section 31 (a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Fund are the property of the Fund and shall be surrendered by the Manager promptly on request by the Fund; provided, that the Manager may at its own expense make and retain copies of any such records.

       5.	Reports to Manager.

       The Fund shall furnish or otherwise make available to the Manager such copies of the Funds financial statements, proxy statements, reports, and other information relating to its business and affairs as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

       6.	Reports to the Fund.

       The Manager shall prepare and furnish to the Fund such reports, statistical data and other information in such form and at such intervals as the Fund may reasonably request.

       7.	Retention of SubAdviser.

       Subject to the Fund obtaining the initial and
periodic approvals required under Section 15 of the
1940 Act, the Manager may retain a subadviser, at the
Managers own cost and expense, for the purpose of
making investment recommendations and research
information available to the Manager.  Retention of a
subadviser shall in no way reduce the responsibilities
or obligations of the Manager under this Agreement
and the Manager shall be responsible to Fund for all
acts or omissions of the subadviser in connection
with the performance of the Managers duties hereunder.
       8.	Services to Other Clients.

       Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

       9.	Limitation of Liability of Manager and its Personnel.

       9.1	Neither the Manager nor any director,
officer or employee of the Manager performing services for the Fund at the direction or request of the Manager in connection with the Managers discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which this Agreement relates; provided, that nothing herein contained shall be construed (i) to protect the Manager against any liability to the Fund or its Stockholders to which the Manager would otherwise be subject by reason of the Managers willful misfeasance, bad faith, or gross negligence in the performance of the Managers duties, or by reason of the Managers reckless disregard of its obligations and duties under this Agreement (disabling conduct), or (ii) to protect any director, officer or employee of the Manager who is or was a Director or officer of the Fund against any liability to the Fund or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such persons office with the Fund.

       9.2	The Fund will indemnify the Manager against,
and hold it harmless from, any and all
expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section 9.1 not resulting from negligence, disregard of its obligations and duties under this Agreement or disabling conduct by the Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Manager was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither interested persons of the Fund nor parties to the proceeding (disinterested nonparty directors) or (b) an independent legal counsel in a written opinion. The Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The
Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested nonparty directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Manager will ultimately be found to be entitled to indemnification hereunder.

       10.	Effect of Agreement.

       Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Articles of Incorporation or ByLaws of the Fund, any actions of the Directors binding upon the Fund, or any applicable law, regulation or order to which the Fund is subject or by which it is bound, or to relieve or deprive the Directors of their responsibility for and control of the conduct of the business and affairs of the Fund.

       11.	Term of Agreement.

       The term of this Agreement shall begin on the date first above written and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through October 31, 2010.
Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof, provided, such continuance is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Directors, provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not parties to this Agreement or interested persons of either party hereto; and provided further that the Manager shall not have notified the Fund in writing at least sixty (60) days prior to the first expiration date hereof or at least sixty (60) days prior to any expiration date hereof of any year thereafter that it does not desire such continuation. The Manager shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

       12.	Amendment or Assignment of Agreement.

       Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of the Fund (i) by resolution of the Directors, including the vote or written consent of a majority of the Directors who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment.

       13.	Termination of Agreement.

       This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days prior written notice to the other party; provided, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Directors, including the vote or written consent of a majority of Directors who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Fund.

       14.	Name of the Fund.

       The Fund hereby agrees that if the Manager shall at any time for any reason cease to serve as investment adviser to the Fund, the Fund shall, if and when requested by the Manager, eliminate from the Funds name the name Neuberger Berman and thereafter refrain from using the name Neuberger Berman or the initials NB in connection with its business or activities, and the foregoing agreement of the Fund shall survive any termination of this Agreement and any extension or renewal thereof.

       15.	Interpretation and Definition of Terms.

       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms vote of a majority of the outstanding voting securities, interested person, assignment and affiliated person, as used in this Agreement shall have the meanings assigned to them by
Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

       16.	Choice of Law

       This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

       17.	Captions.

       The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

       18.	Execution in Counterparts.

       This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.



NEUBERGER BERMAN INCOME OPPORTUNITY FUND
INC.
/s/ Claudia A. Brandon
Name:  Claudia A. Brandon
Title:  Executive Vice President and Secretary

NEUBERGER BERMAN MANAGEMENT LLC
/s/ Robert Conti
Name:  Robert Conti
Title:  President
Date:  May 13, 2009


SUBADVISORY AGREEMENT

NEUBERGER BERMAN INCOME OPPORTUNITY FUND

NEUBERGER BERMAN MANAGEMENT LLC
605 Third Avenue
New York, New York 101580006


May 13, 2009

Neuberger Berman LLC
605 Third Avenue
New York, New York 101583698


Dear Sirs:
	We have entered into a Management Agreement
with Neuberger Berman Income Opportunity
Fund Inc. (Fund) pursuant to which we are to act as
investment adviser to the Fund.  We hereby agree
with you as follows:
1.	You agree for the duration of this Agreement
to furnish us with such investment
recommendations and research information, of the
same type as that which you from time
to time provide to your employees for use in
managing client accounts, all as we shall
reasonably request. In the absence of willful
misfeasance, bad faith or gross negligence in
the performance of your duties, or of the reckless
disregard of your duties and obligations
hereunder, you shall not be subject to liability
for any act or omission or any loss suffered
by the Fund or its security holders in connection
with the matters to which this
Agreement relates.
2.	In consideration of your agreements set
forth in paragraph 1 above, we agree to pay you
on the basis of direct and indirect costs to you
of performing such agreements. Indirect
costs shall be allocated on a basis mutually
satisfactory to you and to us.
3.	As used in this Agreement, the terms
assignment and vote of a majority of the
outstanding voting securities shall have the
meanings given to them by Section 2(a)(4)
and 2(a)(42), respectively, of the Investment
Company Act of 1940, as amended.
	This Agreement shall terminate automatically
in the event of its assignment, or upon
termination of the Management Agreement between
the Fund and the undersigned.
	This Agreement may be terminated at any
time, without the payment of any penalty, (a) by the
Directors of the Fund or by vote of a majority of
the outstanding voting securities of the Fund or by the
undersigned on not less than sixty days written notice
addressed to you at your principal place of
business; and (b) by you, without the payment of any
penalty, on not less than thirty nor more than sixty
days written notice addressed to the Fund and the
undersigned at the Funds principal place of business.
       This Agreement shall remain in full force and
effect until October 31, 2010 (unless sooner
terminated as provided above) and from year to year
thereafter only so long as its continuance is approved
in the manner required by the Investment Company
Act of 1940, as from time to time amended.
	If you are in agreement with the foregoing,
please sign the form of acceptance on the enclosed
counterpart hereof and return the same to us.
Very truly yours,
NEUBERGER BERMAN MANAGEMENT LLC
/s/ Robert Conti
By:  Robert Conti
Title:  President
The foregoing is hereby accepted as
of the date first above written.
NEUBERGER BERMAN LLC
/s/ Robert Conti
By:  Robert Conti
Title:  Managing Director


SUBADVISORY AGREEMENT

NEUBERGER BERMAN INCOME OPPORTUNITY FUND

NEUBERGER BERMAN MANAGEMENT LLC
605 Third Avenue
New York, New York 101580006


May 13, 2009

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Dear Sirs:
	We have entered into a Management Agreement
with Neuberger Berman Income Opportunity
Fund Inc. (Fund) pursuant to which we are to act as
investment adviser to the Fund.  We hereby agree
with you as follows:
1.	      You agree for the duration of this
Agreement to furnish us with such investment
recommendations and research information, of the
same type as that which you from time to
time provide to your employees for use in managing
client accounts, all as we shall
reasonably request. In the absence of willful
misfeasance, bad faith or gross negligence in the
performance of your duties, or of the reckless
disregard of your duties and obligations
hereunder, you shall not be subject to liability
for any act or omission or any loss suffered by
the Fund or its security holders in connection
with the matters to which this Agreement
relates.
2.	In consideration of your agreements set forth
in paragraph 1 above, we agree to pay you on
the basis of direct and indirect costs to you of
performing such agreements. Indirect costs
shall be allocated on a basis mutually
satisfactory to you and to us.
3.	As used in this Agreement, the terms assignment
and vote of a majority of the outstanding
voting securities shall have the meanings given to
them by Section 2(a)(4) and 2(a)(42),
respectively, of the Investment Company Act of 1940, as amended.
	This Agreement shall terminate automatically
in the event of its assignment, or upon
termination of the Management Agreement between
the Fund and the undersigned.
	This Agreement may be terminated at any time,
without the payment of any penalty, (a) by the
Directors of the Fund or by vote of a majority of the
outstanding voting securities of the Fund or by the
undersigned on not less than sixty days written notice
addressed to you at your principal place of
business; and (b) by you, without the payment of any
penalty, on not less than thirty nor more than sixty
days written notice addressed to the Fund and the
undersigned at the Funds principal place of business.
       This Agreement shall remain in full force and
effect until October 31, 2010 (unless sooner
terminated as provided above) and from year to year
thereafter only so long as its continuance is approved
in the manner required by the Investment Company Act
of 1940, as from time to time amended.
	If you are in agreement with the foregoing,
please sign the form of acceptance on the enclosed
counterpart hereof and return the same to us.
Very truly yours,
NEUBERGER BERMAN MANAGEMENT LLC
/s/ Robert Conti
By:  Robert Conti
Title:  President
The foregoing is hereby accepted as
of the date first above written.
NEUBERGER BERMAN FIXED INCOME LLC
/s/ Mary Brady
By:  Mary Brady
Title:  Senior Vice President




Copies of Interim Investment Advisory Contracts

MANAGEMENT AGREEMENT

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

       This Agreement is made as of May 4, 2009, between Neuberger Berman Income Opportunity
Fund Inc., a Maryland corporation (Fund), and
Neuberger Berman Management LLC, a Delaware limited liability company (Manager).

       WITNESSETH:

       WHEREAS, Fund is registered under the
Investment Company Act of 1940, as amended (1940
Act), as a closedend, nondiversified management investment company; and

       WHEREAS, Fund desires to retain the Manager as investment adviser to furnish the investment advisory and portfolio management services described herein and the Manager is willing to furnish such services;

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

       1.	Services of the Manager.

       1.1	Investment Management Services.  The
Manager shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;
provided, that the Manager will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Manager with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

       The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a22(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a22(T)(a)(2)(iv).

       The Manager shall carry out its duties with respect to the Funds investments in accordance with applicable law and the investment objectives, policies and restrictions of the Fund adopted by the directors of Fund (Directors), and subject to such further limitations as the Fund may from time to time impose by written notice to the Manager.

       1.2	The Manager can use any of the officers
and employees of Neuberger Berman LLC to provide any of the noninvestment advisory services described herein, and can subcontract to third parties, provided the Manager remains as fully responsible to the Fund under this contract as if the Manager had provided services directly.

       2.	Expenses of the Fund.

       2.1	Expenses to be Paid by the Manager.
The Manager shall pay all salaries, expenses and fees of the officers, directors and employees of the Fund who are officers, directors or employees of the Manager.

       In the event that the Manager pays or assumes any expenses of the Fund not required to be paid or assumed by the Manager under this Agreement, the Manager shall not be obligated hereby to pay or assume the same or any similar expense in the future;
provided, that nothing herein contained shall be deemed to relieve the Manager of any obligation to the Fund under any separate agreement or arrangement between the parties.

       2.2	Expenses to be Paid by the Fund.  The Fund
shall bear the expenses of its operation, except those specifically allocated to the Manager under this Agreement or under any separate agreement between the Fund and the Manager. Subject to any separate agreement or arrangement between the Fund and the Manager, the expenses hereby allocated to the Fund, and not to the Manager, include, but are not limited to:

       2.2.1	Custody.  All charges of depositories,
custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

       2.2.2	Stockholder Servicing.  All expenses of
maintaining and servicing Stockholder accounts, including but not limited to the charges of any Stockholder servicing agent, dividend disbursing agent or other agent engaged by the Fund to service Stockholder accounts.

       2.2.3	Stockholder Reports.  All expenses
of preparing, setting in type, printing and distributing reports and other communications to Stockholders of the Fund.

       2.2.4	Pricing and Portfolio Valuation.
All expenses of computing the Funds net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Funds investment portfolio.

       2.2.5	Communications.  All charges for
equipment or services used for communications between the Manager or the Fund and any custodian, Stockholder servicing agent, portfolio accounting services agent, dividend disbursing agent, dividend reinvestment plan agent or other agent engaged by the Fund.

       2.2.6	Legal and Accounting Fees.  All
charges for services and expenses of the Funds legal counsel and independent auditors.

       2.2.7	Directors Fees and Expenses.  All
compensation of Directors other than those affiliated with the Manager, all expenses incurred in connection with such unaffiliated Directors services as Directors, and all other expenses of meetings of the Directors or committees thereof.

       2.2.8	Stockholder Meetings.  All expenses
incidental to holding meetings of Stockholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

       2.2.9	Bonding and Insurance.  All expenses
of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Directors, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by the Directors.

       2.2.10	Brokerage Commissions.  All brokers
commissions and other charges incident to the purchase, sale or lending of the Funds portfolio securities.

       2.2.11	Taxes.  All taxes or governmental
fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

       2.2.12	Trade Association Fees.  All fees,
dues and other expenses incurred in connection with the Funds membership in any trade association or other investment organization.

       2.2.13	Nonrecurring and Extraordinary Expenses.
Such nonrecurring and extraordinary
expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to Funds officers, Directors and agents.

       2.2.14	Organizational Expenses and Offering
Expenses for Common Stock.  Any and all
organizational expenses of the Fund and any and all offering expenses for shares of the Funds common stock paid by the Manager shall be reimbursed by the Fund if and at such time or times agreed by the Fund and the Manager.

      2.2.15	Expenses of Listing on a National
Securities Exchange. Any and all expenses of listing and maintaining the listing of shares of the Funds common stock on any national securities exchange.

       2.2.16	Offering Expenses for any Preferred
Stock. Any and all offering expenses (including rating agency fees) for any preferred stock of the Fund paid by the Manager shall be reimbursed by the Fund if and at such time or times agreed by the Fund and the Manager.

       2.2.17	Dividend Reinvestment Plan.  Any and
all expenses incident to any dividend reinvestment plan.

       2.2.18	Interest.  Such interest as may
accrue on borrowings of the Fund.

       3.	Advisory Fee.

       3.1	Fee.  As compensation for all services
rendered, facilities provided and expenses paid or assumed by the Manager under this Agreement, the Fund shall pay the Manager an annual fee equal to 0.60% of the Funds average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (Managed Assets).

       3.2	Computation and Payment of Fee.  The
advisory fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accruals shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the annual advisory fee rate, and multiplying this product by the Managed Assets of the Fund, determined in the manner established by the Directors, as of the close of business on the last preceding business day on which the Funds net asset value was determined.

       3.3	Fee Held in InterestBearing Escrow
Account. Notwithstanding the foregoing, all compensation earned by the Manager with respect to the Fund pursuant to this Agreement shall be held in an interestbearing escrow account with the Funds custodian or a bank. If a vote of the majority of the outstanding voting securities of the Fund approves a new Management Agreement by and between the Fund and the Manager prior to 150 days from the date first written above, the amount in the escrow account (including interest earned) will be paid to the Manager. If a vote of the majority of the outstanding voting securities of the Fund does not approve a new Management Agreement by and between the Fund, and the Manager, the Manager will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow) or
(ii) the total amount in the escrow account (plus interest earned).

       4.	Ownership of Records.

       All records required to be maintained and preserved by the Fund pursuant to the provisions or rules or regulations of the Securities and Exchange
Commission under Section 31 (a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Fund are the property of the Fund and shall be surrendered by the Manager promptly on request by the Fund; provided, that the Manager may at its own expense make and retain copies of any such records.

       5.	Reports to Manager.

       The Fund shall furnish or otherwise make available to the Manager such copies of the Funds financial statements, proxy statements, reports, and other information relating to its business and affairs as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

       6.	Reports to the Fund.

       The Manager shall prepare and furnish to the Fund such reports, statistical data and other information in such form and at such intervals as the Fund may reasonably request.

       7.	Retention of SubAdviser.

       Subject to the Fund obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Manager may retain a subadviser, at the Managers own cost and expense, for the purpose of making investment recommendations and research information available to the Manager. Retention of a subadviser shall in no way reduce the responsibilities or obligations of the Manager under this Agreement and the Manager shall be responsible to Fund for all acts or omissions of the subadviser in connection with the performance of the Managers duties hereunder.

       8.	Services to Other Clients.

       Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

       9.	Limitation of Liability of Manager and its Personnel.

       9.1	Neither the Manager nor any director,
officer or employee of the Manager performing services for the Fund at the direction or request of the Manager in connection with the Managers discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which this Agreement relates; provided, that nothing herein contained shall be construed (i) to protect the Manager against any liability to the Fund or its Stockholders to which the Manager would otherwise be subject by reason of the Managers willful misfeasance, bad faith, or gross negligence in the performance of the Managers duties, or by reason of the Managers reckless disregard of its obligations and duties under this Agreement (disabling conduct), or (ii) to protect any director, officer or employee of the Manager who is or was a Director or officer of the Fund against any liability to the Fund or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such persons office with the Fund.

       9.2	The Fund will indemnify the Manager
against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section
9.1 not resulting from negligence, disregard of its obligations and duties under this Agreement or disabling conduct by the Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Manager was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither interested persons of the Fund nor parties to the proceeding (disinterested nonparty directors) or (b) an independent legal counsel in a written opinion. The Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The
Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested nonparty directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Manager will ultimately be found to be entitled to indemnification hereunder.

       10.	Effect of Agreement.

       Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Articles of Incorporation or ByLaws of the Fund, any actions of the Directors binding upon the Fund, or any applicable law, regulation or order to which the Fund is subject or by which it is bound, or to relieve or deprive the Directors of their responsibility for and control of the conduct of the business and affairs of the Fund.

       11.	Term of Agreement.

       The term of this Agreement shall begin on the date first above written and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until the earlier of (i) 150 days from the date first above written, or (ii) the effective date of a new Management Agreement by and between the Fund, and the Manager, that has been approved by a vote of the majority of the outstanding voting securities of the Fund; provided, however, that it shall remain in effect for such longer period as the Securities and Exchange Commission or its staff shall permit. The Manager shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

       12.	Amendment or Assignment of Agreement.

       Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of the Fund (i) by resolution of the Directors, including the vote or written consent of a majority of the Directors who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment.

       13.	Termination of Agreement.

       This Agreement may be terminated (i) at any time, without payment or penalty, by the Funds
Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, on ten (10) days written notice to the Manager, and (ii) by the Manager on sixty (60) days written notice to the Fund.

       14.	Name of the Fund.

       The Fund hereby agrees that if the Manager shall at any time for any reason cease to serve as investment adviser to the Fund, the Fund shall, if and when requested by the Manager, eliminate from the Funds name the name Neuberger Berman and thereafter refrain from using the name Neuberger Berman or the initials NB in connection with its business or activities, and the foregoing agreement of the Fund shall survive any termination of this Agreement and any extension or renewal thereof.

       15.	Interpretation and Definition of Terms.

       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940
Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940
Act. Specifically, the terms vote of a majority of the outstanding voting securities, interested person, assignment and affiliated person, as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

       16.	Choice of Law

       This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

       17.	Captions.

       The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

       18.	Execution in Counterparts.

       This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.



NEUBERGER BERMAN INCOME OPPORTUNITY FUND
INC.
/s/ Claudia A. Brandon
Name:  Claudia A. Brandon
Title:  Executive Vice President and Secretary

NEUBERGER BERMAN MANAGEMENT LLC
/s/ Robert Conti
Name:  Robert Conti
Title:  President
Date:  May 4, 2009


SUBADVISORY AGREEMENT

NEUBERGER BERMAN INCOME OPPORTUNITY FUND

NEUBERGER BERMAN MANAGEMENT LLC
605 Third Avenue
New York, New York 101580006


May 4, 2009

Neuberger Berman LLC
605 Third Avenue
New York, New York 101583698


Dear Sirs:
	We have entered into a Management
Agreement with Neuberger Berman Income Opportunity
Fund Inc. (Fund) pursuant to which we are to
act as investment adviser to the Fund.  We hereby agree
with you as follows:
1.	You agree for the duration of this
Agreement to furnish us with such investment
recommendations and research information, of
the same type as that which you from time to
time provide to your employees for use in
managing client accounts, all as we shall
reasonably request. In the absence of willful
misfeasance, bad faith or gross negligence in the performance of your duties, or of the reckless disregard of your duties and obligations
hereunder, you shall not be subject to liability
for any act or omission or any loss suffered by
the Fund or its security holders in connection
with the matters to which this Agreement
relates.
2.	In consideration of your agreements set
forth in paragraph 1 above, we agree to pay you on
the basis of direct and indirect costs to you of
performing such agreements. Indirect costs
shall be allocated on a basis mutually satisfactory
to you and to us. Notwithstanding the
foregoing, all compensation earned by you with
respect to the Fund pursuant to this
Agreement shall be held in an interestbearing
escrow account with the Funds custodian or a
bank.  If a vote of a majority of the outstanding
voting securities of the Fund approves both a
new Management Agreement and SubAdvisory Agreement,
prior to 150 days from the date
first written above, the amount in the escrow
account (including interest earned) will be paid
to you.  If a vote of a majority of the outstanding
voting securities of the Fund does not
approve both a new Management Agreement and
SubAdvisory Agreement, you will be paid,
out of the escrow account, the lesser of (i)
any costs incurred in performing this Agreement
(plus interest earned on that amount while in
escrow) or (ii) the total amount in the escrow
account (plus interest earned).
3.	As used in this Agreement, the terms
assignment and vote of a majority of the outstanding
voting securities shall have the meanings given
to them by Section 2(a)(4) and 2(a)(42),
respectively, of the Investment Company Act
of 1940, as amended.
	This Agreement shall terminate automatically
in the event of its assignment, or upon
termination of the Management Agreement between
the Fund and the undersigned.
	This Agreement may be terminated at any time, without the payment of any penalty, (a) by the
Directors of the Fund or by vote of a majority of
the outstanding voting securities of the Fund or by the undersigned on not less than ten days written notice addressed to you at your principal place of business; and (b) by you, without the payment of any penalty, on not less than thirty nor more than sixty days
written notice addressed to the Fund and the
undersigned at the Funds principal place of business.
       This Agreement shall remain in full force
and effect until the earlier of (i) 150 days from the date first above written, or (ii) the date on which a new Management Agreement and SubAdvisory Agreement
is approved; provided, however, that it shall remain
in effect for such longer period as the Securities and Exchange Commission or its staff shall permit.
	If you are in agreement with the foregoing,
please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.
Very truly yours,
NEUBERGER BERMAN MANAGEMENT LLC
/s/ Robert Conti
By:  Robert Conti
Title:  President
The foregoing is hereby accepted as
of the date first above written.
NEUBERGER BERMAN LLC
/s/ Robert Conti
By:  Robert Conti
Title:  Managing Director



SUBADVISORY AGREEMENT

NEUBERGER BERMAN INCOME OPPORTUNITY FUND

NEUBERGER BERMAN MANAGEMENT LLC
605 Third Avenue
New York, New York 101580006

May 4, 2009

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Dear Sirs:
	We have entered into a Management Agreement
with Neuberger Berman Income Opportunity
Fund Inc. (Fund) pursuant to which we are to act as
investment adviser to the Fund.  We hereby agree
with you as follows:
1.	You agree for the duration of this
Agreement to furnish us with such investment
recommendations and research information, of the
same type as that which you from time to
time provide to your employees for use in
managing client accounts, all as we shall
reasonably request. In the absence of willful
misfeasance, bad faith or gross negligence in the
performance of your duties, or of the reckless
disregard of your duties and obligations
hereunder, you shall not be subject to liability
for any act or omission or any loss suffered by
the Fund or its security holders in connection
with the matters to which this Agreement
relates.
2.	In consideration of your agreements set
forth in paragraph 1 above, we agree to pay you on
the basis of direct and indirect costs to you of
performing such agreements. Indirect costs
shall be allocated on a basis mutually satisfactory
to you and to us. Notwithstanding the
foregoing, all compensation earned by you with
respect to the Fund pursuant to this
Agreement shall be held in an interestbearing
escrow account with the Funds custodian or a
bank.  If a vote of a majority of the outstanding
voting securities of the Fund approves both a
new Management Agreement and SubAdvisory
Agreement, prior to 150 days from the date
first written above, the amount in the escrow
account (including interest earned) will be paid
to you.  If a vote of a majority of the
outstanding voting securities of the Fund does not
approve both a new Management Agreement and
SubAdvisory Agreement, you will be paid,
out of the escrow account, the lesser of (i)
any costs incurred in performing this Agreement
(plus interest earned on that amount while in
escrow) or (ii) the total amount in the escrow
account (plus interest earned).
3.	As used in this Agreement, the terms
assignment and vote of a majority of the outstanding
voting securities shall have the meanings given
to them by Section 2(a)(4) and 2(a)(42),
respectively, of the Investment Company Act of 1940, as amended.
	This Agreement shall terminate automatically
in the event of its assignment, or upon
termination of the Management Agreement between
the Fund and the undersigned.
	This Agreement may be terminated at any
time, without the payment of any penalty, (a) by the
Directors of the Fund or by vote of a majority of
the outstanding voting securities of the Fund or by the
undersigned on not less than ten days written notice
addressed to you at your principal place of business;
and (b) by you, without the payment of any penalty,
on not less than thirty nor more than sixty days
written notice addressed to the Fund and the undersigned
at the Funds principal place of business.
       This Agreement shall remain in full force and
effect until the earlier of (i) 150 days from the date
first above written, or (ii) the date on which a new
Management Agreement and SubAdvisory Agreement
is approved; provided, however, that it shall remain
in effect for such longer period as the Securities and
Exchange Commission or its staff shall permit.
	If you are in agreement with the foregoing,
please sign the form of acceptance on the enclosed
counterpart hereof and return the same to us.
Very truly yours,
NEUBERGER BERMAN MANAGEMENT LLC
/s/ Robert Conti
By:  Robert Conti
Title:  President
The foregoing is hereby accepted as
of the date first above written.
NEUBERGER BERMAN FIXED INCOME LLC
/s/ Mary Brady
By:  Mary Brady
Title:  Senior Vice President